UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 13, 2012 (February 8, 2012)

BMC SOFTWARE, INC.

(Exact name of registrant as specified in charter)

Delaware	001-16393	74-2126120
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2101 CITYWEST BLVD. HOUSTON, TX 77042-2827

(Address of Principal Executive Offices, including Zip code)

(713) 918-8800

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1—Business and Operations

Item 1.01. Entry into a Material Definitive Agreement.

On February 13, 2012, BMC Software, Inc. (the “Company”) completed an underwritten public offering of $500 million in aggregate principal amount of its 4.25% Notes due 2022 (the “Notes”). The Notes were offered by the Company pursuant to its Registration Statement on Form S-3 (File No. 333-177533), filed with the Securities and Exchange Commission on October 27, 2011 and supplemented by the Prospectus Supplement dated February 8, 2012 (the “Prospectus Supplement”).

The Notes were issued pursuant to an Indenture, dated as of February 13, 2012 (the “Indenture”), between the Company and Wells Fargo Bank, N.A., as trustee (the “Trustee”), as supplemented by a Supplemental Indenture, dated as of February 13, 2012, between the Company and the Trustee (the “Supplemental Indenture”). The Company may issue additional notes from time to time pursuant to the Indenture. The Indenture and the Supplemental Indenture governing the Notes contain covenants that limit the Company’s ability to, among other things, incur certain liens securing indebtedness, engage in certain sale-leaseback transactions, and enter into certain consolidations, mergers, conveyances, transfers or leases of all or substantially all the Company’s assets. The terms of the Notes also require the Company to make an offer to repurchase Notes upon a Change of Control Triggering Event (as defined in the Supplemental Indenture) at a price equal to 101% of the aggregate principal amount of Notes repurchased plus accrued and unpaid interest, if any, on the Notes repurchased to the date of the repurchase.

The foregoing description of the Indenture, the Supplemental Indenture and the Notes does not purport to be complete and is qualified in its entirety by reference to the full text of such documents, which are filed as exhibits hereto and incorporated by reference into this Item 1.01.

Section 8—Other Events

Item 8.01. Other Events.

In connection with the issuance and sale by the Company of the Notes, the Company entered into an Underwriting Agreement, dated February 8, 2012, among the Company and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the underwriters named therein. A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1.

Section 9—Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits.

The Company hereby files the following exhibits to, and incorporates such exhibits by reference in, the registration statement on Form S-3 under the Securities Act of 1933, as amended, filed with the Commission on October 27, 2011 (Registration No. 333-177533), and supplemented by the Prospectus Supplement.

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 8, 2012, by and among the Company and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of February 13, 2012 between the Company and Wells Fargo Bank, N.A., as trustee.

4.2	Supplemental Indenture, dated as of February 13, 2012 between the Company and Wells Fargo Bank, N.A., as trustee.

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, dated February 13, 2012.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2012

BMC SOFTWARE, INC.

By:	/s/ Christopher C. Chaffin
Christopher C. Chaffin

Vice President, Deputy General Counsel & Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated February 8, 2012, by and among the Company and J.P. Morgan Securities LLC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, as representatives of the several underwriters named therein.

4.1	Indenture, dated as of February 13, 2012 between the Company and Wells Fargo Bank, N.A., as trustee.

4.2	Supplemental Indenture, dated as of February 13, 2012 between the Company and Wells Fargo Bank, N.A., as trustee.

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP, dated February 13, 2012.

23.1	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 5.1).